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                                  EXHIBIT 10.31
                                  -------------

             FIRST AMENDMENT TO BENTON OIL AND GAS COMPANY CHANGE OF
                             CONTROL SEVERANCE PLAN



          THIS AGREEMENT by Benton Oil and Gas Company (the "Company"),

                               W I T N E S S E T H

         WHEREAS, the Company maintains the Benton Oil and Gas Company Change of Control Severance Plan (the "Plan");

         WHEREAS, the Company retained the right to amend the Plan from time to time; and

         WHEREAS, the Sponsor desires to amend the Plan, effective as of June 5, 2001;

         NOW THEREFORE, the Company agrees that the Plan is hereby amended to provide as follows:

         (1) Article 2 of the Plan is hereby amended by adding the following sentence to the end of the Article which will provide as follows:

                  Notwithstanding any other provision of the Plan, an individual who has, pursuant to the provisions of the Benton Oil and Gas Company Relocation/Reduction in Force Severance Plan or any other arrangement,
         (1) received notification of their employment termination date or (2) resigned prior to June 30, 2001 due to the relocation of the Company's headquarters, shall not be eligible to receive Benefits under the Plan.

         (2) Exhibit A of the Plan is hereby amended and restated in its entirety to provide as follows:

                           BENTON OIL AND GAS COMPANY
                        CHANGE OF CONTROL SEVERANCE PLAN

                                    AGREEMENT
                                    ---------

                  This AGREEMENT is made by (the "Employee");

                  WHEREAS, Benton Oil and Gas Company (the "Company"), no longer requires the services of the Employee;

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                                                                       EXHIBIT A


                  WHEREAS, the Employee desires to enter into this Agreement in consideration of the severance benefits described herein;

                  NOW THEREFORE, the Employee agrees as follows:

         1. RELEASE BY EMPLOYEE. I, , on behalf of myself and my heirs and assigns, in consideration of the Company's payment of the severance benefits in the amount of $_____________ (less any amounts that the Company is required to withhold under applicable laws), and other good and valuable consideration to be furnished to me pursuant to the Benton Oil and Gas Company Change of Control Severance Plan (the "Plan"), the sufficiency of which are hereby acknowledged, and as a material inducement to the Company to enter into this agreement hereby release and forever discharge the Company, and its directors, officers, shareholders, partners, representatives, agents, employees, predecessors, successors, affiliates, divisions, subsidiaries and related entities and their respective directors, officers, shareholders, agents, representatives and employees, from all claims of any nature whatsoever, from the beginning of time to the date of the execution of this Agreement, known or unknown, suspected or unsuspected, including but not limited to all claims arising out of, based upon, or relating to my employment with the Company, or compensation for that employment.

         Without limiting the generality of the foregoing, I understand and agree that this release includes, but is not limited to, claims based on or relating to: (a) any express or implied employment contract; (b) wrongful discharge; (c) termination in breach of public policy ; (d) age discrimination under the Age Discrimination in Employment Act of 1967, as amended ("ADEA"); (e) claims of discrimination, harassment or retaliation under Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act, or the California Fair Employment and Housing Act; which prohibit discrimination based on race, color, age, ancestry, national origin, sex, sexual orientation, religion, mental or physical disabilities, or marital status; (f) any other federal, state or local laws or regulations prohibiting employment discrimination; (g) personal injury, defamation, assault, battery, invasion of privacy, fraud, intentional or


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                                                                       EXHIBIT A


negligent misrepresentation of fact, intentional or negligent infliction of emotional distress, or false imprisonment; (h) claims for additional wages, compensation, overtime pay, severance pay, bonuses or welfare benefits, or any other entitlements or benefits as an employee of the Company; (i) the Employee Retirement Income Security Act of 1974; and (j) claims for attorneys' fees or costs (except that this Agreement does not affect any claims or rights that may arise on my behalf under ADEA after the date of the execution of this Agreement).

         I UNDERSTAND THAT THIS RELEASE COVERS BOTH CLAIMS THAT I KNOW ABOUT AND THOSE THAT I MAY NOT KNOW ABOUT. I WAIVE ANY RIGHTS AFFORDED BY SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH READS AS FOLLOWS:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         2. COMPANY PROPERTY AND CONFIDENTIAL INFORMATION. I acknowledge that the terms of the Company's Insider Trading Policy shall remain in effect. I agree to immediately return to the Company any Company property in my possession, including but not limited to any Confidential Information described below. I acknowledge that any unauthorized use of such Confidential Information will cause irreparable harm to the Company and will give rise to an immediate action by the Company for injunctive relief and damages and any other remedies provided by law.

         3. CONFIDENTIALITY. I covenant and agree that I will protect the confidential, trade secret, and/or proprietary character of all of the Company's Confidential Information. I further covenant and agree that I will not, directly or indirectly, use or disclose any of the Company's Confidential Information, for so long as it remains proprietary and capable of being protected as



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                                                                       EXHIBIT A


confidential or trade secret information. For the purposes of this Agreement, "Confidential Information" means, without limitation, all of the following, irrespective of whether it is or was reduced to writing which you received, had access to, in whole or in part, in connection with your employment with the Company so long as such Confidential Information remains proprietary and capable of being protected as confidential or trade secret information:

                  (a) geological and geophysical data and maps, models and interpretations relating to the Company's assets, fields, production and wells;

                  (b) commercial, contractual, financial reserve and production data related to the Company or its production, assets and fields;

                  (c) specialized production processes and marketing techniques and arrangements to enhance or recover oil and gas from the Company's assets, fields or wells;

                  (d) computer software specifically developed for the enhancement of the production from the Company's assets, fields or wells; and

                  (e) any other materials and/or information materially related to the business or activities of the Company which are not generally known to others engaged in similar businesses or activities.

         4. INDEMNIFICATION AGREEMENT. I, for myself, my heirs, executors, administrators and assigns, release and agree to indemnify and hold harmless the Company and all other persons and firms released above from all claims and causes of action of any nature, without limitation, which may be asserted by any person, firm, or entity claiming by, through, or under me for any relief claimed to be due me and released by this document.

         5. NO KNOWLEDGE OF LEGAL VIOLATIONS. I further assert that during my employment with the Company and activities regarding any company or organization affiliated with the Company, that I have no information or knowledge of any legal irregularity, violation, or alleged violation of any law, regulation, statute, or ordinance of any kind resulting from the operations of the Company, or any other company or organization affiliated with the Company. I have never


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                                                                       EXHIBIT A


reported any such irregularity or violation to any superior with respect to the Company or any company or organization affiliated with the Company.

         6. FORTY-FIVE (45) DAY REVIEW PERIOD. I acknowledge that I am hereby informed in writing to consult with an attorney prior to executing this Agreement to discuss the contents of this document and its meaning. I understand that I have forty-five (45) days within which to consider this waiver and release of my rights. I understand the terms and conditions of this Agreement in full, agree to abide by this, and knowingly and voluntarily execute it without hidden reservations.

         7. SEVEN (7) DAY REVOCATION PERIOD. This waiver and release of claims under the ADEA may be revoked by me within 7 days after the execution of this Agreement, and the release of any claims under the ADEA shall not become effective until the revocation period has expired. I understand that if I wish to exercise this right of revocation to the Company's General Counsel or the Chief Financial Officer before the expiration of the foregoing 7-day revocation period.

         8. RECEIPT OF DISCLOSURES. I acknowledge that I have received the Disclosures that are attached to this Agreement as Exhibit 1.

         9. ENTIRE AGREEMENT. I understand that this document contains the entire agreement and understanding between me and the Company regarding my employment and separation from that employment and that no other covenants or promises have been made except those contained in this document. This document supersedes all other agreements and arrangements between the Company and me, whether written or oral.

         10. ARBITRATION. I agree to submit to final and binding arbitration any and all disputes, claims (whether in tort, contract, statutory or otherwise) and/or disagreements concerning the interpretation or application of this Agreement and/or my employment by the Company and/or the termination of this Agreement and/or my employment. Any such dispute, claim and/or disagreement subject to arbitration pursuant to the terms of this paragraph 10 shall


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                                                                       EXHIBIT A


be resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA") then in effect. No arbitration proceeding relating to the Plan may be initiated unless I have exhausted the claims review and appeals procedures specified in Article 9 of the Plan. Arbitration under this provision must be initiated within 30 days of the action, inaction or occurrence about which the party initiating the arbitration is complaining, and must be initiated in the city where the headquarters of the Company is located at the time such arbitration is initiated. Within ten (10) days of the initiation of an arbitration hereunder, each party will designate an arbitrator pursuant to Rule 14 of the AAA Rules. Within (10) ten days of selection, the appointed arbitrators will appoint a neutral arbitrator from the panel in the manner prescribed in Rule 13 of the AAA Rules. The arbitrators shall issue their written decision (including a statement of finding of facts) within fourteen (14) days from the date of the close of the arbitration hearing. I agree that the decision of the arbitrators selected hereunder will be final and binding on both parties, absent manifest error. This arbitration provision is expressly made pursuant to and shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-14. I agree that pursuant to Section 9 of the Act that a judgment of the United States District Court for the District in which the headquarters of the Company are located at the time of initiation of an arbitration hereunder shall be entered upon the award made pursuant to the arbitration.

         11. ATTORNEYS' FEES. I further agree I am fully responsible for any attorneys' fees incurred by me in consulting with an attorney and will indemnify and hold harmless the Company, and the other persons and entities released in this document for any claims or fees asserted by any attorney claiming by and through me for attorneys' fees or costs in connection with the review or execution of this document.

         12. VENEZUELAN LABOR CLAIMS. Notwithstanding any other provision of the Plan or this Agreement to the contrary, in the event I am or ever have been resident in Venezuela, I


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                                                                       EXHIBIT A


further agree not to bring suit against the Company in any Venezuelan court of law or other administrative body to recover any labor benefits that may be provided for under applicable local law. In the event such a suit is initiated by me or on my behalf, I understand that I will forfeit all benefits under the Plan and will be liable to the Company for damages in an amount equal to any sum awarded to me by the Venezuelan court of law or administrative body. In addition, I hereby agree that if the Company has provided me with certain transportation, food, and immigration expense allowances in accordance with Venezuelan Organic Labor Law, such allowances have been provided solely to comply with applicable local law and are not intended to be classified as wages for any other purpose.

         13. RUSSIAN LABOR CLAIMS. Notwithstanding any other provision of the Plan or this Agreement to the contrary, I understand that, in accordance with the provisions of the Plan, in the event I become entitled to and receive any payments mandated under Article 40.3 of the Russian Federation Code of Labor Laws dated December 9, 1971, as amended, or any other applicable Article thereof, I will be liable to the Company for an amount equal to the amount of any benefits I may have previously received under the terms of the Plan.

         14. BENEFITS NOT REQUIRED UNDER EXISTING PROGRAM. I agree that unless I execute this Agreement I am not entitled to receive the benefits described in paragraph 1 of this Agreement.

         EXECUTED in multiple originals this __________ day of ______________ , 2001.



                                 Signature of Employee


                                 ------------------------------------------



                                 ------------------------------------------
                                 WITNESS



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                                                                       EXHIBIT A


                            NON-REVOCATION STATEMENT

         I, , acknowledge that at least seven (7) days have expired since the execution of the Agreement by me on the day of , 2001, and I knowingly and voluntarily elect not to revoke this waiver and release of my rights under the Age Discrimination in Employment Act, as amended, 29 U.S.C. Section 621 et seq..

         EXECUTED in multiple originals this __________ day of ________________, 2001.


                                             ----------------------------------

                                                  Signature of Employee



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                                                                       EXHIBIT A


                                  45-DAY WAIVER


                                   DISCLOSURES

         COVERED CLASS OF EMPLOYEES , ELIGIBILITY AND TIME LIMITS.

                  The individuals selected to participate in the Plan are those employees of ___________ (Company) who have completed six months of employment with the Company and who incur Involuntary Terminations as defined in the Benton Oil and Gas Company Change of Control Severance Plan (the "Plan"). This program will end on the date of _________.

         ELIGIBLE EMPLOYEES.

                  The following is a list of the job titles and ages of all employees who are eligible to participate in the Plan:

                         JOB TITLE                         AGE
                     ------------------------------------------------

                          ------                         ------
                          ------                         ------
                          ------                         ------
                          ------                         ------
                          ------                         ------
                          ------                         ------







         EMPLOYEES NOT ELIGIBLE.

                  The following is a list of the ages of employees who are not eligible to participate in the Plan:

                         JOB TITLE                         AGE
                     ------------------------------------------------

                          ------                         ------
                          ------                         ------
                          ------                         ------
                          ------                         ------
                          ------                         ------
                          ------                         ------




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         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed as of the ____ day of June 2001.

                                       BENTON OIL AND GAS COMPANY

                                       By:
                                          ------------------------------------